EAGLE CREST, INC.,

                                  as Originator


                                       and


                               TW HOLDINGS, INC.,

                                    as Buyer






                           SECOND AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

                            Dated as of June 1, 1997

                                TABLE OF CONTENTS

                                                                                                                 Page
         ARTICLE 1

                                                    DEFINITIONS.................................................  4
                  Section 1.1  Definitional Provisions..........................................................  4

         ARTICLE 2

                                             CONVEYANCE OF RECEIVABLES..........................................  5
                  Section 2.1  Conveyance of Receivables........................................................  5
                  Section 2.2  Representations and Warranties as to the
                  Originator....................................................................................  7
                  Section 2.3  Representations and Warranties as to the
                  Receivables; Repurchase upon Breach........................................................... 10
                  Section 2.4  Affirmative Covenants of the Originator.......................................... 11
                  Section 2.5  Negative Covenants of the Originator............................................. 13

         ARTICLE 3

                                             PAYMENT OF PURCHASE PRICE.......................................... 14
                  Section 3.1  Payment of Purchase Price........................................................ 14

         ARTICLE 4

                                                    TERMINATION................................................. 15
                  Section 4.1  Termination...................................................................... 15

         ARTICLE 5

                                             MISCELLANEOUS PROVISIONS........................................... 15
                  Section 5.1  Amendment........................................................................ 15
                  Section 5.2  Protection of Right, Title and Interest to
                  Receivables................................................................................... 15
                  Section 5.3  Governing Law.................................................................... 16
                  Section 5.4  Notices.......................................................................... 16
                  Section 5.5  Severability of Provisions....................................................... 17
                  Section 5.6  Assignment....................................................................... 17
                  Section 5.7  Further Assurances............................................................... 17
                  Section 5.8  No Waiver: Cumulative Remedies................................................... 17
                  Section 5.9  Counterparts..................................................................... 17
                  Section 5.10  Third-Party Beneficiaries....................................................... 17
                  Section 5.11  Merger and Integration.......................................................... 18
                  Section 5.12  Headings........................................................................ 18
                  Section 5.13  Originator Indemnification...................................................... 18
                  Section 5.14  Assumption of the Obligations of the
                  Originator.................................................................................... 18
                  Section 5.15  Confirmation of the Obligations under
                  Prior Purchase Agreement...................................................................... 18

                                                    2

                         RECEIVABLES PURCHASE AGREEMENT


         SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of June 1, 1997, between EAGLE CREST, INC., an Oregon corporation, as seller ("Eagle Crest" or the "Originator"), and TW HOLDINGS, INC., a Nevada corporation, as purchaser ("TW Holdings" or the "Buyer").

                                    RECITALS

         WHEREAS, the Buyer is in the business of purchasing from time to time, among other things, certain right to use timeshare receivables (the "Right to Use Receivables") originated by the Originator and by Trendwest Resorts, Inc. ("TRI") (Eagle Crest and TRI, together, are referred to herein as the "Originators");

         WHEREAS, the Buyer was formerly also in the business of purchasing from time to time certain mortgage loan timeshare receivables (the "Mortgage Loan Receivables" and, together with the Right to Use Receivables, the "Receivables") from Eagle Crest Partners, Ltd., an Oregon limited partnership of which Eagle Crest (under the name Eagle Crest G.P., Inc.) was the general partner, pursuant to that certain Amended and Restated Receivables Purchase Agreement between Buyer and Eagle Crest Partners, Ltd., dated as of June 1, 1994 (the "Prior Purchase Agreement");

         WHEREAS, pursuant to a receivables transfer agreement, dated as of December 31, 1993, among TW Holdings, as seller, Seattle- First National Bank, as purchaser, Seattle-First National Bank as agent, and Jeld-Wen, inc. ("JELD-WEN"), as master servicer, Seattle-First National Bank, as purchaser, purchased Receivables from TW Holdings;

         WHEREAS, the above-mentioned transfer agreement was amended and restated to become the Amended and Restated Receivables Transfer Agreement, dated as of June 1, 1994, among TW Holdings, as seller, the other purchasers named therein, Seattle-First National Bank, as agent, and JELD-WEN, as master servicer (as thereafter amended from time to time, the "Prior Receivables Transfer Agreement");

         WHEREAS, the Prior Receivables Transfer Agreement was amended and restated to become the Second Amended and Restated Receivables Transfer Agreement, dated as of June 1, 1997 (the "Transfer Agreement"), among TW Holdings, as seller (the "Seller"), the purchasers named therein (the "Purchasers"), Bank of America National Trust and Savings Association, doing business as Seafirst Bank ("Seafirst"), as agent (in such capacity, the "Agent"), and TRI, as master servicer (the "Master Servicer"), pursuant to which the Purchasers will purchase from time to time certain Right Use Receivables from the Seller, which Right to Use Receivables the Seller shall purchase from time to time from the Originators;

         WHEREAS, in connection with the transaction contemplated by the Transfer Agreement, Eagle Crest will sell, transfer and assign Right to Use Receivables to the Buyer from time to time and the Buyer will, among other things, grant a first perfected security interest in such Right to Use Receivables to the Agent for the benefit of the Purchasers and Eagle Crest shall cease to sell Mortgage Loan Receivables to Buyer; and

         WHEREAS, Eagle Crest Partners, Ltd. has dissolved and Eagle Crest, Inc. has acquired all of the assets and assumed all of the obligations of Eagle Crest Partners, Ltd., and the parties desire to (i) substitute Eagle Crest, Inc. for Eagle Crest Partners, Ltd., with respect to the obligations of Eagle Crest Partners, Ltd., under the Prior Purchase Agreement; and (ii) amend, restate and replace the Prior Purchase Agreement to provide for the sale of Right to Use Receivables by Eagle Crest to TW Holdings and the cessation of the sale of Mortgage Loan Receivables.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree an follows:

                                    ARTICLE 1

                                   DEFINITIONS

         Section 1.1  Definitional Provisions.

                  (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Transfer Agreement.

                  (b) The words "hereof," herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, subsection and Schedule references contained in this Agreement are references to Sections, subsections and Schedules in or to this Agreement unless otherwise specified; with respect to all terms in this Agreement, the singular includes the plural and the plural includes the singular; words importing gender include the other gender; references to "writing" include printing, typing, lithography and other means of reproducing words in visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this

Agreement; references to Persons include their permitted successors and assigns; and the term including" means including without limitation."

         Section 1.2 Certain Other Definitional Provisions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

         "Agreement" shall mean this Receivables Purchase Agreement and all amendments hereof and supplements hereto.

         "Buyer" means TW Holdings, Inc., in its capacity as purchaser of the Right to Use Receivables under this Agreement, and any successor thereto.

         "Eagle Crest" means Eagle Crest, Inc., an Oregon corporation and successor by name change to Eagle Crest G.P., Inc., and any successors thereto.

         "Schedule of Mortgage Loan Receivables" means the Schedule of Mortgage Loan Receivables attached as Schedule B hereto and as an Exhibit to the Transfer Agreement, as it may be amended from time to time.

         "Schedule of Right to Use Receivables" means the Schedule of Right to Use Receivables attached as Schedule A hereto and as an Exhibit to the Transfer Agreement, as it may be amended from time to time.

         "Transfer Agreement" means the Second Amended and Restated Receivables Transfer Agreement dated as of June 1, 1997, among TW Holdings, Inc., the purchasers named therein, as Purchasers, Bank of America National Trust and Savings Association, doing business as Seafirst Bank, as Agent, and TRI as Master Servicer.

         "TRI" shall mean Trendwest Resorts, Inc., an Oregon corporation, and any successors thereto.

                                    ARTICLE 2

                            CONVEYANCE OF RECEIVABLES

         Section 2.1  Conveyance of Receivables.

                  (a) In the case of the Initial Receivables conveyed by the Originator, on the Closing Date the Originator does hereby sell, transfer and assign to the Buyer, without recourse (subject to its obligations hereunder):

                           (i)      all right, title and interest of the
Originator in and to the Initial Receivables, all Related

Security with respect to such Receivables, all related Receivable Documents and all collections due on or in respect of such Receivables and paid thereon or in respect thereof (including proceeds of the repurchase of Initial Receivables by the Originator pursuant to Section 2.3(b)) on or after the Initial Cutoff Date;

                      (ii) the interest of the Originator in the security interests in and liens on such Receivables and any accessions thereto granted by the Obligors pursuant to such Receivable;

                     (iii) the interest of the Originator in any proceeds of any insurance policies covering such Receivables (including but not limited to any physical damage or title insurance relating to any Mortgage Loan Receivables) and in any proceeds of any credit life or credit disability insurance policies relating to such Receivables or the related Obligors; and

                     (iv)          all proceeds of the foregoing.

                  (b) In the case of the Subsequent Receivables that are Right to Use Receivables, on the related Transfer Dates occurring from time to time prior to the Commitment Termination Date, the Originator will sell, transfer and assign to the Buyer, without recourse (subject to its obligations hereunder):

                      (i)      all right, title and interest of the
Originator in and to the related Subsequent Receivables that are Right to Use Receivables, all Related Security with respect to such Right to Use Receivables, all related Receivable Documents and all collections on or in respect of such Right to Use Receivables and paid thereon or in respect thereof (including proceeds of the repurchase of such Subsequent Receivables that are Right to Use Receivables by the Originator pursuant to Section 2.3(b)) on or after the related Subsequent Cutoff Date;

                      (ii) the interest of the Originator in the security interests in and liens on such Right to Use Receivables and any accessions thereto granted by the Obligors pursuant to such Right to Use Receivables;

                     (iii) the interest of the Originator in any proceeds of any physical damage and title insurance policies covering such Right to Use Receivables and in any proceeds of any credit life or credit disability insurance policies relating to such Right to Use Receivables or the related Obligors; and

                      (iv)          all proceeds of the foregoing.

                  (c) In connection with each such conveyance, on or prior to the related Transfer Date, the Originator agrees to record and file, at its own expense, a financing statement with respect to the related Right to Use Receivables meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of such Right to Use Receivables to or upon the order of the Buyer, and the proceeds thereof as may be perfected by filing a financing statement (and any continuation statements as are required by applicable state law), and to deliver a file-stamped copy of each such financing statement (or continuation statement) or other evidence of such filings (which may, for purposes of this Section, consist of telephone confirmation of such filing with the file stamped copy of each such filing to be provided to the Buyer in due course), as soon as is practicable after the Originator's receipt thereof.

         In connection with each such conveyance, the Originator further agrees, at its own expense, on or prior to the related Transfer Date, (i) to indicate in its computer files that the related Right to Use Receivables have been transferred to the Buyer pursuant to this Agreement, (ii) to deliver to the Buyer a computer file or microfiche list containing a true and complete list of all such Right to Use Receivables, and containing the information with respect thereto required by the Schedule of Right to Use Receivables and (iii) to deliver to the Buyer and the Agent a Schedule of Right to Use Receivables with respect to such Right to Use Receivables, which shall be added to all Schedules of Right to Use Receivables delivered to the Buyer and the Agent prior to such Transfer Date and appears as Schedule A hereto.

                  (d) On each Transfer Date, the Originator shall deliver to or upon the order of the Buyer, the documents relating to the related Right to Use Receivables called for pursuant to Section 2.5 of the Transfer Agreement.

                  (e) From time to time, the Originator may, upon the terms and conditions in Section 15.2 of the Transfer Agreement, substitute a new Right to Use Receivable or Mortgage Loan Receivable that is an Eligible Receivable for a Right to Use Receivable or Mortgage Loan Receivable, as the case may be, that is either a Defaulted Receivable or is otherwise no longer an Eligible Receivable. As to substituted Mortgage Loan Receivables, the Originator will be deemed to have made the same representations and warranties that were made in connection withi Mortgage Loan Receivables transferred under the Prior Purchase Agreement.

         Section 2.2 Representations and Warranties as to the Originator. The Originator hereby represents and warrants as of the date and execution of this Agreement, the Closing Date and each Transfer Date that:

                  (a) Organization and Good Standing. The Originator shall have been duly organized under the laws of the State of Oregon and shall be validly existing an a corporation whose status is active, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall now have, power, authority and legal right to acquire, own, sell and service the Right to Use Receivables.

                  (b) Due Qualification. The Originator shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to so qualify or to have obtained such licenses and approvals would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Originator.

                  (c) Power and Authority. The Originator shall have the power and authority to execute, deliver and perform its obligations under this Agreement and each other Facility Document to which it is a party or by which it is bound and to carry out their respective terms; the Originator shall have full power and authority to sell and assign the Receivables to be sold and assigned to and deposited with the Buyer and shall have duly authorized such sale and assignment to the Buyer by all necessary corporate action; and the execution, delivery and performance of this Agreement and each other Facility Document to which it in a party or by which it is bound shall have been duly authorized by the originator by all necessary corporate action.

                   (d) Valid Transfer and Assignment: Binding Obligations. This Agreement shall evidence a valid transfer and assignment of the Receivables, enforceable against creditors of and purchasers from the Originator; and shall constitute a legal, valid and binding obligation of the originator enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors, rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

                  (e)      No Violation.  The consummation of the
transactions contemplated by this Agreement and the other

Facility Documents to which the Originator in a party or by which it is bound and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Originator, or conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Originator in a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Lien created by this Agreement, the Lien created by the Transfer Agreement and, with respect to Right to Use Receivables, the Liens of WorldMark); nor violate any law or, to the best of the Originator's knowledge, any order, rule or regulation applicable to it of any court or of any federal or state governmental regulatory body, administrative agency or other Governmental Authority having jurisdiction over it or its properties; which breach, default, conflict, lien or violation would have a material adverse effect on its condition, financial or otherwise, or its earnings, business affairs or business prospects.

                  (f) No Proceedings. There are no proceedings or investigations pending, or to the best of the Originator's knowledge, threatened, before any court, regulatory body, administrative agency or other Governmental Authority having jurisdiction over it or its properties: (i) asserting the invalidity of any other Facility Document to which it in a party or by which it in bound, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Facility Document to which it in a party or by which it in bound or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Originator of its obligations under, or the validity or enforceability of any Facility Document to which it is a party or by which it is bound.

                  (g) Government Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Originator of any Facility Document to which it is a party by which it is bound with the transactions contemplated thereby except such as have been obtained prior to the date of this Agreement and are in full force and effect (copies of which have been delivered to the Buyer and the Agent).

                  (h) Licenses. The Originator holds, and at all times during the term of this Agreement will hold, all material licenses, certificates, franchises and permits from all

Governmental Authorities necessary for the conduct of its business and has received no notice of proceedings relating to the revocation of any such license, certificate, franchise or permit, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect its ability to perform its obligations under any Facility Agreement to which it is a party or by which it is bound or any other documents or transactions contemplated hereunder or thereunder or the validity or enforceability of the Right to Use Receivables.

                  (i) Offices. The principal place of business and chief executive office of Eagle Crest is located at the address set forth in Section 5.4.

                  (j) Taxes. The Originator has filed all tax returns and reports required of it, has paid all Taxes which are due and payable and has provided adequate reserves for payment of any Tax whose payment is being contested; all charges, accruals and reserves on its books in respect of Taxes for all fiscal periods to date are accurate; and there are no material questions or disputes between the Originator and any Governmental Authority with respect to any Taxes.

                  (k) Compliance with Applicable Laws. The Originator is in material compliance with the requirements of all applicable laws, rules, and regulations and orders of all Governmental
Authorities.

                  (l) Ownership Interests. The Originator is a wholly-owned subsidiary of JELD-WEN, inc.

         The representations and warranties set forth in this Section shall survive the transfer and assignment of the related Receivables to the Buyer on the related Transfer Date and the transfer and assignment of such Receivables by the Buyer to the Purchasers pursuant to the Transfer Agreement. Each of the originator and the Buyer shall inform the other party promptly, in writing, upon the discovery of any breach of the foregoing representations and warranties.

         Section 2.3 Representations and Warranties as to the Receivables; Repurchase upon Breach.

                  (a)  In  connection   with  each  transfer  of  Right  to  Use
Receivables to the Buyer, as of the related Transfer Date, each such Right to Use Receivable satisfies each of the representations and warranties set forth in
Section 7.2 of the Transfer Agreement. Additionally, each Mortgage Loan Receivable satisfies each of the representations and warranties set forth in Sections 7.2 and 7.3 of the Transfer Agreement.

                  (b) The representations and warranties set forth in this Section shall survive the transfer and assignment of the Receivables to the Buyer and the transfer and assignment of such Receivables by the Buyer to the Purchasers pursuant to the Transfer Agreement. Each of the Originator and the Purchaser shall inform the other party promptly, in writing, upon the discovery of any breach of the Originator's representations and warranties pursuant to
Section 2.3(a) which materially and adversely affects any Receivable. Unless the breach shall have been cured in all material respects by the 60th day following its discovery, the Originator will repurchase such Receivable by remitting an amount equal to the related Purchase Amount to or upon the order of the Buyer. Additionally, in the case of Mortgage Loan Receivables, if the Seller does not deliver to the Agent within 90 days after the related Transfer Date either an opinion of counsel pursuant to Section 2.5(a)(iv) of the Transfer Agreement or a recorded Assignment of the related mortgage with evidence of recording thereon to or upon the order of the Agent, the Seller shall repurchase the related Mortgage Loan Receivable. The sole remedy of the Buyer with respect to a breach of the foregoing representations and warranties which materially and adversely affects any Receivable shall be to require the Originator to repurchase such Receivable.

                  (c) Upon the payment by the Originator of the Purchase price for any Receivable repurchased pursuant to this Section, the Buyer shall cause such instruments as may be necessary to assign and transfer, without recourse or warranty of any kind, such Receivable and the Related Security and Receivable Documents to the Originator.

         Section 2.4 Affirmative Covenants of the Originator. With respect to Receivables purchased from the Originator, the Originator hereby covenants that from the date hereof until the first day following the Commitment Termination Date on which (i) the Outstanding Principal Balance of the Receivables purchased from the Originator and comprising part of the Receivables Pool shall be reduced to zero and (ii) all Obligations shall have been fully paid and performed, the Originator shall do all of the following unless the Buyer or the Agent (acting upon the direction of the Required Purchasers) shall otherwise consent in writing:

                  (a) The Originator shall comply in all material respects with all applicable laws, rules, regulations and orders, including but not limited to all applicable laws, rules, regulations and orders with respect to the Receivables and the Assigned Collateral relating thereto and will take all actions necessary to ensure that all Taxes, pension obligations and other governmental claims in respect of its operations, business and assets are properly paid when due.

                  (b) The Originator shall preserve and maintain its corporate existence, rights, franchises and privileges in the State of Oregon, and qualify and remain qualified in good standing as a foreign corporation in each State where such qualification is necessary or advisable in view of its operations, business and assets.

                  (c) From time to time during regular business hours and upon at least three days, prior written notice, the Originator shall permit the Buyer, the Agent, any Purchaser and their respective agents and representatives
(i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Originator and (ii) to visit the offices and properties of the Originator for the purpose of examining such materials and to discuss matters relating to the Receivables, the performance of the Originator under any Facility Document to which it is a party or by which it is bound and the affairs, finances and accounts of the Originator generally with any of its officers, directors or employees.

                  (d) The Originator shall comply in all material respects with the Credit and Collection Policy applicable to Right to Use Receivables and the Credit and Collection Policy applicable to Mortgage Loan Receivables.

                  (e) Promptly after learning thereof, the Originator will notify the Buyer and the Agent of (i) the details of any action, proceeding, investigation or claim against or affecting it instituted before any court, arbitrator or Governmental Authority or, to its knowledge threatened to be instituted, which, if determined adversely would be likely to have a material adverse effect on (A) the performance by it of any obligations under any Facility Document to which it is a party or by which it is bound, (B) the validity or enforceability of any Facility Document to which it in a party or by which it in bound, (C) the validity or enforceability of any Receivable, Mortgage Note or Mortgage, or (D) the first priority security interest of the Agent an behalf of the Purchasers in the Assigned Collateral relating to the Receivables; (ii) any material dispute between the Originator and any Governmental Authority; (iii) any labor controversy which has resulted in or threatens to result in a strike which would materially affect the business or operations of the Originator; and (iv) the occurrence of any Termination Event relating to the Originator.

                  (f) From time to time the Originator will (i) pay or reimburse the Buyer, the Agent and each Purchaser for all Taxes imposed by virtue of the transactions contemplated by this Agreement and for all expenses including legal fees incurred in connection with the enforcement by judicial proceedings or otherwise of any of the rights of the foregoing parties under this Agreement or under any other Facility Document to which the Originator is a party or by which it is bound;
(ii) pay or reimburse the Agent for all expenses, including legal fees, incurred by or on behalf of the Buyer in connection with the perfection of the Buyer's interest in the Assigned Collateral relating to the Receivables; (iii) obtain and promptly furnish to the Agent evidence of all such government approvals as may be required to enable the Originator to comply with its obligations under any Facility Document to which it in a party or by which it in bound; (iv) execute and deliver all such instruments (including UCC continuation statements) and perform all such other acts an may be necessary to maintain the Purchasers' interest continuously perfected as a first priority security interest in the Assigned Collateral relating to the Receivables; (v) execute and deliver all such other instruments and perform all such other acts as the Buyer, the Agent or any Purchaser may reasonably request to carry out the transactions contemplated by this Agreement and the other Facility Documents to which it is a party or by which it in bound; and (vi) comply in all material respect with the obligations of the Originator under the Facility Documents.

                  (g) The Originator agrees to deliver in kind upon receipt to the Master Servicer all Collections received by the Originator in respect of any Receivable after the related Transfer Date as soon as practicable after receipt thereof, but in any event no later than two Business Days following such receipt.

                  (h) On the last Business Day of each month but in any event no later than five days subsequent to the last Business Day of each month, the Originator shall provide to the Buyer such information as is reasonably necessary for the Buyer to determine the Consolidated Delinquency Date Amount, the Consolidated Defaulted Receivable Amount and the Consolidated Monthly Charge- off Date.

         Section 2.5 Negative Covenants of the Originator. With respect to Receivables purchased from the Originator, from the date hereof until the first day following the Commitment Termination Date on which (i) the Outstanding Principal Balance of the Receivables purchased from the Originator and comprising part of the Receivables Pool shall be reduced to zero and (ii) all Obligations shall have been fully paid and performed, the Originator shall refrain from doing any of the following, unless the Buyer or the Agent (acting upon the direction of the Required Purchasers) shall otherwise consent in writing:

                  (a) Except for the conveyances hereunder, the Originator will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable or any Related Security or Receivable Document, whether now existing or hereafter created, or any interest therein; the Originator will immediately notify the Buyer and the Agent of the existence of any Lien on any Receivable or any Related Security or Receivable Document and such Receivable will be repurchased from the Buyer by the Originator in the manner and with the effect specified in Section 2.3(b), and the Originator shall defend the right, title and interest of the Buyer in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Originator; provided, however, that nothing in this subsection shall prevent or be deemed to prohibit the Originator from suffering to exist upon any of the Receivables or any Related Security or Receivable Document, Liens in favor of WorldMark with respect to Right to Use Receivables, Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Originator shall currently be contesting the validity of such taxes in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                  (b) After the Transfer Date relating to a Receivable, the Originator shall take no action, nor omit to take any action, which would impair the rights of the Buyer in such Receivable.

                  (c) The Originator shall not, during the term of this Agreement, transfer to the Buyer Right to Use Receivables on forms substantially different from the forms attached as Exhibits to the Transfer Agreement.

                                    ARTICLE 3

                            PAYMENT OF PURCHASE PRICE

         Section 3.1 Payment of Purchase Price. In consideration of the sale from the Originator to the Buyer, as provided in Section 2.1, of (a) the Initial Receivables that are Right to Use Receivables on the Closing Date, the Buyer agrees to pay the Originator an amount equal to the Outstanding Principal Balance of such Right to Use Receivables as of the Initial Cutoff Date, plus accrued interest to the date of purchase and (b) the Subsequent Receivables that are Right to Use Receivables, on the related Transfer Dates, the Buyer agrees to pay the Originator an amount equal to the Outstanding Principal balance of such Right to Use Receivables as of the related Subsequent Cutoff Date.

                                    ARTICLE 4

                                   TERMINATION

         Section 4.1 Termination. The respective obligations and responsibilities of the Originator and the Buyer created hereby shall terminate, except for indemnity obligations as provided herein, upon the termination of the Transfer Agreement.

                                    ARTICLE 5

                            MISCELLANEOUS PROVISIONS

         Section 5.1  Amendment.

                  (a) This Agreement may be amended from time to time in writing by the Buyer and the Originator, with the consent of the Agent, which consent shall not be unreasonably withheld, to cure any ambiguity, to correct or supplement any provisions herein which ray be inconsistent with any other provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Transfer Agreement; provided, however, that such action shall not, as evidenced by an opinion of counsel delivered to the Buyer and the Agent, adversely affect in any material respect the interests of the Buyer or the Purchasers in any Receivables or Assigned Collateral related thereto.

                  (b) This Agreement may also be amended from time to time in writing by the Buyer and the Originator, with the consent of the Agent (acting upon the direction of the Required Purchasers), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement.

         Section 5.2  Protection of Right, Title and Interest to
Receivables.

                  (a) The Originator at its expense shall cause this  Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Buyer's right, title and interest to the Receivables and other property conveyed by the Originator to the Buyer hereunder to be promptly recorded, registered and filed, and to be at all times kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Buyer hereunder to the Receivables and such other property. The Originator shall deliver to the Buyer file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, an soon as available following such recording, registration or filing. The Buyer and the Agent shall cooperate fully with the Originator in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section.

                  (b) Within 30 days after the Originator makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in the applicable state, it shall give the Buyer and the Agent notice of any such change and shall execute and file such financing statements or amendments as may be necessary to continue the perfection of the Buyer's security interest in the Receivables and the Assigned Collateral relating thereto.

                  (c) The Originator will give the Buyer and the Agent prompt written notice of (i) any relocation of any office at which it keeps records concerning the Receivables or of its principal executive office and (ii) whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall execute and file such financing statements or amendments as may be necessary to continue the perfection of the interest of the Buyer in the Receivables and the Assigned Collateral relating thereto.

         Section 5.3 Governing Law. This Agreement and the other facility documents shall be governed by and construed in accordance with the internal laws of the State of Washington, except to the extent that the perfection (and the effect of perfection or nonperfection) of the interests of the lenders in the receivables, loan documents, related security, assigned collateral, facility documents and collections is governed by the laws of a jurisdiction other than the state of Washington.

         Section 5.4 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to, (a) in the case of the Buyer, TW HOLDINGS, INC., c/o Trendwest Resorts, Inc., 12301 N.E. 10th Place, Bellevue WA 98005, Attention: William F. Peare and Gary A. Florence; (b) in the case of the Originator, EAGLE CREST, INC., 821 South Sixth Street, Redmond, OR 97756, Attention: _________________; or (c) as to either of such Persons, at such other address as shall be designated by such Person in a written notice to the other Person.

         Section 5.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be hold invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 5.6 Assignment. This Agreement may not be assigned by the Buyer or the Originator except as contemplated by this Section or the Transfer Agreement; provided, however, that simultaneously with the execution and delivery of this Agreement, the Buyer shall assign all of its right, title and interest therein to the Agent for the benefit of the Purchasers an provided in the Transfer Agreement, to which the Originator hereby expressly consents.

         Section 5.7 Further Assurances. The Originator and the Buyer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party hereto more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements, amendments, continuation statements or releases relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

         Section 5.8 No Waiver: Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Buyer or the Originator, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         Section 5.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 5.10 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, for the benefit of the Agent and the Purchasers, which shall be considered to be a third-party beneficiary hereof. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder.

         Section 5.11 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         Section 5.12 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 5.13 Originator Indemnification. The Originator shall indemnify and hold harmless the Buyer from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, emissions or alleged acts or emissions arising out of activities of the Originator pursuant to this Agreement or as a result of the transactions contemplated hereby, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Originator shall not indemnify the Buyer if such acts, omissions or alleged acts or omissions constitute negligence or willful misconduct by the Agent or any Purchaser.

         Section 5.14 Assumption of the Obligations of the Originator. The obligations of the Originator hereunder shall not be assignable nor shall any Person succeed to the obligations of the Originator hereunder except in each case in accordance with the provisions of Section 5.6.

         Section 5.15 Confirmation of the Obligations under Prior Purchase Agreement. The Originator hereby expressly assumes and agrees to perform all covenants, warranties, indemnities and other obligations of Eagle Crest Partners, Ltd., under the Prior Purchase Agreement with respect the Mortgage Loan Receivables sold to Buyer by Eagle Crest Partners, Ltd., and confirms the accuracy of the Schedule of Mortgage Loan Receivables set forth as Schedule B.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                                     EAGLE CREST, INC.,
                                  as Originator

                                                     By:
                                                              Name:
                                                              Title:

                                                     TW HOLDINGS, INC.,
                                    as Buyer


                                                     By:
                                                              Gary A. Florence
                                                              Treasurer


ACCEPTED:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, doing
business as Seafirst Bank, as
Agent


By: _________________________
         Ken Puro
         Vice President

                                   SCHEDULE A

                      Schedule of Right to Use Receivables
                (Omitted, originals on file with Buyer and Agent)

                                   SCHEDULE B

                      Schedule of Mortgage Loan Receivables
                 (Omitted, originals on file at Buyer and Agent)

                                    EXHIBIT A

                                  Form of UCC-1
                 (omitted, originals on file at Buyer and Agent)